UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Salomon Brothers

Variable Series Funds Inc

Large Cap Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers

Variable Series Funds Inc

Large Cap Growth Fund

Annual Report  •  December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital. This objective may be changed without shareholder approval.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Salomon Brothers Variable Large Cap Growth Fund         I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

On or about May 1, 2006, the Salomon Brothers Variable Large Cap Growth Fund will be renamed the Legg Mason Partners Variable Large Cap Growth Portfolio.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Salomon Brothers Variable Large Cap Growth Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Salomon Brothers Variable Large Cap Growth Fund         III

Manager Overview

ALAN J. BLAKE

Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Looking back at 2005, after early weakness through the first quarter, the markets improved during the summer due to good economic data, positive corporate profits and lower oil prices, only to sell-off sharply early in the Fall as investors were hit with the uncertainty surrounding Hurricanes Katrina and Rita and the challenges of rebuilding. Showing considerable resilience, a year-end rally led by strong earnings and weaker oil prices began in late October and produced positive full-year returns for almost all major equity indexes. High quality companies (small, medium and large capitalization) have led this rally. Also of note, was the resurgence of interest in growth stocks in what has been a decidedly value-oriented market over the last 4-5 years. Investors have shown interest in companies that can generate consistent earnings-per-share (EPS) growth and organic revenue growth, as opposed to reliance on broad moves in the economy. Furthermore, we believe that many years of cost-cutting have allowed leadership companies to operate near peak margins while allowing more revenue to drop to the bottom line.

Over the last 12 months, the markets traded in one of the tightest ranges of the last 15 years, making stock selection paramount to performance in managing a concentrated, low-turnover portfolio. The markets are also trading at 9-year lows on a price-to-earnings basis even though interest rates and inflation remain benign.

Performance Update1

For the 12 months ended December 31, 2005, Class I shares of the Salomon Brothers Variable Large Cap Growth Fund returned 5.23%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Index,i returned 5.26% for the same period. The Lipper Variable Large-Cap Growth Funds Category Average2 increased 7.33% during the same time frame.

Q. What were the most significant factors affecting Fund performance?

A. The Fund performed essentially in-line with the benchmark index for the period. The effect of sector allocation relative to the benchmark was negative, but it was counterbalanced by the positive impact of stock selection. The Fund had strong returns for the period in the health care, consumer staples, financials and information technology sectors,

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 183 funds in the Fund’s Lipper category.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         1

Performance Snapshot as of December 31, 2005 (unaudited)

	6 months	12 months

Variable Large Cap Growth Fund — Class I Shares	9.82%	5.23%

Russell 1000 Growth Index	7.11%	5.26%

Lipper Variable Large-Cap Growth Funds Category Average	8.83%	7.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent such waivers, performance would have been lower.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 184 funds for the 6-month period and among the 183 funds for the 12-month period in the Fund’s Lipper category.

but experienced losses in its positions in the consumer discretionary and industrials sectors. The Fund did not hold any energy or utilities sector stocks, which were the two best performing sectors in the benchmark index for the period, due in large part to the record high prices for oil set in the wake of the Gulf hurricanes. These underweights had a negative effect on performance relative to the benchmark.

What were the leading contributors to performance?

A. The greatest contributors to performance for the period included positions in Genentech Inc. and Amgen Inc. in health care, Gillette in consumer staples (which was acquired by Procter & Gamble Co. during the period), and Red Hat Inc. and Motorola Inc., both in information technology. All five top contributors were still held by the Fund at the close of the year (the Fund’s position in Gillette was replaced by shares of P&G).

What were the leading detractors from performance?

A. The greatest detractors from performance for the period included positions in Biogen Idec Inc. in health care, Dell Inc., Juniper Networks Inc. and Xilinx Inc. in information technology, and Time Warner Inc. in consumer discretionary. The Fund maintained positions in all five of these top detractors at the close of the year.

2         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund experienced a historically consistent level of portfolio turnover during the year, but the managers did not make any significant alterations to the portfolio or its sector allocation.

Thank you for your investment in the Salomon Brothers Variable Large Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Alan Blake

Portfolio Manager

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com, Inc. (6.2%), Genentech Inc. (6.1%), Amgen Inc. (5.2%), Texas Instruments Inc. (4.2%), Merrill Lynch & Co., Inc. (4.1%), Motorola Inc. (3.7%), Procter & Gamble Co. (3.7%), Time Warner Inc. (3.5%), Home Depot Inc. (3.3%) and Berkshire Hathaway Inc., Class A Shares (3.0%). Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Information Technology (30.3%), Consumer Discretionary (22.2%), Health Care (22.0%), Financials (12.6%) and Consumer Staples (10.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         3

Fund at a Glance (unaudited)

4         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	9.82%	$1,000.00	$1,098.20	1.00%	$5.29

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.16	1.00%	$5.09

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Fund Performance

Average Annual Total Return — Class I Shares(1) (unaudited)
Twelve Months Ended 12/31/05	5.23%

4/30/02* through 12/31/05	5.91

Cumulative Total Return — Class I Shares(1) (unaudited)
4/30/02* through 12/31/05	23.47%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of the Salomon Brothers Variable Large Cap Growth Fund vs. Russell 1000 Growth Index† (April 30, 2002-December 31, 2005)

†	Hypothetical illustration of $10,000 invested in the Fund on April 30, 2002 (inception date). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 1000 Growth Index is considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 that have higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

8         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

SALOMON BROTHERS VARIABLE LARGE CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 99.4%
CONSUMER DISCRETIONARY — 22.2%
Internet & Catalog Retail — 11.8%
23,320	Amazon.com Inc.*	$1,099,538
11,500	eBay Inc.*	497,375
6,300	Expedia Inc.*	150,948
11,900	IAC/InterActiveCorp.*	336,889

	Total Internet & Catalog Retail	2,084,750

Media — 5.6%
35,020	Time Warner Inc.	610,749
15,780	Walt Disney Co.	378,246

	Total Media	988,995

Specialty Retail — 4.8%
7,000	Bed Bath & Beyond Inc.*	253,050
14,510	Home Depot Inc.	587,365

	Total Specialty Retail	840,415

	TOTAL CONSUMER DISCRETIONARY	3,914,160

CONSUMER STAPLES — 10.0%
Beverages — 4.1%
9,620	Coca-Cola Co.	387,782
5,700	PepsiCo Inc.	336,756

	Total Beverages	724,538

Food Products — 2.2%
5,770	Wm. Wrigley Jr. Co.	383,647

Household Products — 3.7%
11,351	Procter & Gamble Co.	656,996

	TOTAL CONSUMER STAPLES	1,765,181

FINANCIALS — 12.6%
Capital Markets — 6.9%
10,760	Merrill Lynch & Co. Inc.	728,775
8,720	Morgan Stanley	494,773

	Total Capital Markets	1,223,548

Insurance — 5.7%
6,930	American International Group Inc.	472,834
6	Berkshire Hathaway Inc., Class A Shares*	531,720

	Total Insurance	1,004,554

	TOTAL FINANCIALS	2,228,102

See Notes to Financial Statements.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         9

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

HEALTH CARE — 22.0%
Biotechnology — 14.2%
11,570	Amgen Inc.*	$912,410
11,505	Biogen Idec Inc.*	521,522
11,620	Genentech Inc.*	1,074,850

	Total Biotechnology	2,508,782

Pharmaceuticals — 7.8%
8,480	Eli Lilly & Co.	479,883
6,430	Johnson & Johnson	386,443
21,860	Pfizer Inc.	509,775

	Total Pharmaceuticals	1,376,101

	TOTAL HEALTH CARE	3,884,883

INDUSTRIALS — 2.3%
Industrial Conglomerates — 2.3%
11,500	General Electric Co.	403,075

INFORMATION TECHNOLOGY — 30.3%
Communications Equipment — 9.8%
20,350	Cisco Systems Inc.*	348,392
15,780	Juniper Networks Inc.*	351,894
29,200	Motorola Inc.	659,628
8,300	QUALCOMM Inc.	357,564

	Total Communications Equipment	1,717,478

Computers & Peripherals — 1.8%
10,440	Dell Inc.*	313,096

Internet Software & Services — 3.7%
12,900	Akamai Technologies Inc.*	257,097
10,100	Yahoo! Inc.*	395,718

	Total Internet Software & Services	652,815

Semiconductors & Semiconductor Equipment — 7.6%
17,490	Intel Corp.	436,550
23,350	Texas Instruments Inc.	748,835
6,200	Xilinx Inc.	156,302

	Total Semiconductors & Semiconductor Equipment	1,341,687

Software — 7.4%
8,700	Electronic Arts Inc.*	455,097
17,490	Microsoft Corp.	457,363
14,600	Red Hat Inc.*	397,704

	Total Software	1,310,164

	TOTAL INFORMATION TECHNOLOGY	5,335,240

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $14,945,238)	17,530,641

See Notes to Financial Statements.

10         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 0.8%
Repurchase Agreement — 0.8%
$154,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity - $154,073; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/05/07 to 10/06/25; Market value - $158,711) (Cost — $154,000)	$154,000

	TOTAL INVESTMENTS — 100.2% (Cost — $15,099,238#)	17,684,641
	Liabilities in Excess of Other Assets — (0.2)%	(43,913)

	TOTAL NET ASSETS — 100.0%	$17,640,728

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes $15,301,934.

See Notes to Financial Statements.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         11

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $15,099,238)	$17,684,641
Cash	654
Dividends and interest receivable	10,463
Receivable from manager	3,168
Prepaid expenses	330

Total Assets	17,699,256

LIABILITIES:
Payable for Fund shares repurchased	6,588
Directors’ fees payable	3,006
Transfer agent fees payable	419
Accrued expenses	48,515

Total Liabilities	58,528

Total Net Assets	$17,640,728

NET ASSETS:
Par value (Note 4)	$1,432
Paid-in capital in excess of par value	15,800,899
Accumulated net realized loss on investments	(747,006)
Net unrealized appreciation on investments	2,585,403

Total Net Assets	$17,640,728

Class I — Shares Outstanding	1,431,737

Class I — Net Asset Value	$12.32

See Notes to Financial Statements.

12         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Dividends	$140,591
Interest	6,223

Total Investment Income	146,814

EXPENSES:
Management fee (Note 2)	117,784
Shareholder reports	36,583
Legal fees	20,688
Audit and tax	30,600
Directors’ fees	13,726
Custody fees	11,787
Administration fees (Note 2)	6,055
Transfer agent fees	500
Miscellaneous expenses	4,506

Total Expenses	242,229
Less: Management fee waiver (Note 2)	(77,114)

Net Expenses	165,115

Net Investment Loss	(18,301)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investments Transactions	(515,457)
Change in Net Unrealized Appreciation/Depreciation From Investments	1,373,386

Net Gain on Investments	857,929

Increase in Net Assets From Operations	$839,628

See Notes to Financial Statements.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         13

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income (loss)	$(18,301)	$29,824
Net realized loss	(515,457)	(82,569)
Change in net unrealized appreciation/depreciation	1,373,386	356,833

Increase in Net Assets From Operations	839,628	304,088

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,752)	(27,072)

Decrease in Net Assets From Distributions to Shareholders	(2,752)	(27,072)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	4,068,752	10,710,090
Reinvestment of distributions	2,752	27,072
Cost of shares repurchased	(3,324,584)	(1,116,075)

Increase in Net Assets From Fund Share Transactions	746,920	9,621,087

Increase in Net Assets	1,583,796	9,898,103
NET ASSETS:
Beginning of year	16,056,932	6,158,829

End of year*	$17,640,728	$16,056,932

* Includes undistributed net investment income of:	—	$2,752

See Notes to Financial Statements.

14         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class I	2005		2004	2003(1)		2002(1)(2)
Net Asset Value, Beginning of Year	$11.71		$11.67	$8.08		$10.00

Income (Loss) From Operations:
Net investment income (loss)	(0.00	)(3)	0.02	(0.01)		0.01
Net realized and unrealized gain (loss)	0.61		0.04	3.60		(1.93)

Total Income (Loss) From Operations	0.61		0.06	3.59		(1.92)

Less Distributions From:
Net investment income	(0.00	)(3)	(0.02)	(0.00	)(3)	—

Total Distributions	(0.00	)(3)	(0.02)	(0.00	)(3)	—

Net Asset Value, End of Year	$12.32		$11.71	$11.67		$8.08

Total Return(4)	5.23%		0.51%	44.47%		(19.20)%

Net Assets, End of Year (000s)	$17,641		$16,057	$6,159		$955

Ratios to Average Net Assets:
Gross expenses	1.47%		1.57%	4.73%		10.76	%(5)
Net expenses(6)(7)	1.00		1.00	1.00		1.00	(5)
Net investment income (loss)	(0.11)		0.28	(0.13)		0.12	(5)

Portfolio Turnover Rate	21%		8%	33%		8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 30, 2002 (commencement of operations) to December 31, 2002.
(3)	Amount represents less than $0.01 per share.
(4)	Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(7)	The investment manager waived all or a portion of its management fees. Such waivers are voluntary and may be terminated at any time

See Notes to Financial Statements.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         15

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Variable Large Cap Growth Fund (the “Fund”), is a separate diversified investment fund of the Salomon Brothers Variable Series Fund Inc (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

16         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Paid-in Capital
(a)	$18,301	$(18,301)

(a)	Reclassifications are primarily due to a tax net operating loss.

2. Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager Salomon Brothers Asset Management Inc (“SBAM”) and the Fund’s administrator Smith Barney Fund Management LLC (“SBFM”) previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contracts between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid SBAM a management fee calculated at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $5.0 billion	0.700%
Next $2.5 billion	0.700%
Next $2.5 billion	0.675%
Over $10.0 billion	0.650%

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         17

Notes to Financial Statements (continued)

Prior to October 1, 2005, the Fund paid SBFM an administration fee which was calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $5 billion	0.050%
Next $5 billion	0.025%
Over $10 billion	0.000%

Effective October 1, 2005, the administration agreement was terminated.

Effective October 1, 2005, and under the new investment management contract the management fee is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1.0 billion	0.750%
Next $1.0 billion	0.725%
Next $3.0 billion	0.700%
Next $5.0 billion	0.675%
Over $10.0 billion	0.650%

During the year ended December 31, 2005, the Fund had voluntary expense limitations in place of 1.00%. The Manager waived a portion of its management fee amounting to $77,114.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

The Fund has adopted a distribution plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets of that class. As of December 31, 2005, the Fund had not issued Class II shares.

During the year ended December 31, 2005, CGM and its affiliates did not receive any brokerage commissions.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

18         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,855,418
Sales	3,428,070

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,706,832
Gross unrealized depreciation	(324,125)

Net unrealized appreciation	$2,382,707

4.	Capital Shares

At December 31, 2005, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, as those specifically related to the distribution of its shares.

Transactions in Class I shares were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Shares sold	353,196	939,866
Shares issued on reinvestment	231	2,306
Shares repurchased	(292,348)	(99,039)

Net Increase	61,079	843,133

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2005, the Fund had not issued any Class II shares.

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$2,752	$27,072

Total Distributions Paid	$2,752	$27,072

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         19

Notes to Financial Statements (continued)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(481,009)
Other book/tax temporary differences(a)	(63,301)
Unrealized appreciation/(depreciation)(b)	2,382,707

Total Accumulated Earnings/(Losses) — Net	$1,838,397

*	As of December 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2010	$(5,882)
12/31/2011	(21,173)
12/31/2012	(79,775)
12/31/2013	(374,179)

$(481,009)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent than First Data Investors Services Group (‘First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

20         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Boards approved a new transfer agent contract for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         21

Notes to Financial Statements (continued)

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund and SBAM’s ability to perform investment management services relating to the Fund.

22         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Variable Series Funds Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Variable Large Cap Growth Fund, a series of Salomon Brothers Variable Series Funds Inc, as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the two-year period then ended December 31, 2004 and for the period April 30, 2002 (commencement of operations) to December 31, 2002 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Variable Large Cap Growth Fund as of December 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         23

Board Approval of Management Agreement

(unaudited)

Background

The members of the Board of Salomon Brothers Variable Series Funds Inc (the “Company”), including the Company’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Company’s manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Fund’s management agreement with the Manager (the “Management Agreement”) with respect to the Salomon Brothers Variable Large Cap Growth Fund (the “Large Cap Growth Fund” or the “Fund”). This includes a variety of information about the Manager, including the advisory arrangements for the fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meetings held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Large Cap Growth Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund. The Large Cap Growth Fund had a single management agreement that covered both investment advisory and administrative services. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administrative functions and their related fees.

Board Approval of Management Agreements

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 23, 2005 by Citigroup Inc. (“Citigroup”) that it had signed a definitive agreement under which Citigroup would sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason and the Management Agreement would terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Large Cap Growth Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the admin -

24         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

istrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager, the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Large Cap Growth Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Large Cap Growth Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing Large Cap Growth Fund’s performance against its benchmark and Lipper peers.

The information comparing the Large Cap Growth Fund’s performance to that of its Performance Universe, consisting of all underlying variable insurance products (“VIPs”)

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         25

Board Approval of Management Agreement (unaudited) (continued)

classified as “large cap growth funds” by Lipper, showed that the Fund’s performance for the 1-year period presented was significantly lower than the median. The Board noted the Manager’s explanation that the Fund’s underperformance was due primarily to the combination of a concentrated portfolio approach and unforeseen, negative, stock-specific events. Contraction in the Information Technology sector in general, and in semi-conductors specifically, hurt overall performance during the early part of the 1-year period. Stock specific weakness in Health Care surrounding FDA concerns regarding safety of certain popular pharmaceuticals also negatively impacted the fund’s shorter-term results. The Board noted that the Fund had only $16 million in assets and expressed its concern that the Fund’s underperformance reflected to some extent its relatively small size. Based on their review, which included careful consideration of all of the factors noted above, the Board expressed its dissatisfaction with the investment performance of the Large Cap Growth Fund and its expectation that the Fund’s performance would be addressed by the Manager and that the Manager would review the viability of the Fund giving effect to its status as a VIP.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to Large Cap Growth Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Large Cap Growth Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing Large Cap Growth Fund’s Contractual Management Fees and Actual Management Fees and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of Large Cap Growth Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

26         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management also discussed with the Board the Large Cap Growth Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Large Cap Growth Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 13 underlying VIPs (including the Large Cap Growth Fund) classified as “large-cap growth funds” by Lipper, showed that the Large Cap Growth Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Large Cap Growth Fund’s Actual Management Fee reflects a voluntary waiver of a portion of the Manager’s fee, as is the case for most of the other funds in the Expense Group. The Board noted that the Large Cap Growth Fund’s actual total expense ratio was higher than the median. The Board noted that commencing August 1, 2004, fee breakpoints were added to the Contractual Management Fees of the Fund. After discussion with the Board, the Manager offered to revise the existing fee breakpoints effective October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the new fee schedule, but that breakpoints would help reduce the management fees of the Fund over time if the Fund’s assets grow. The Manager also offered to continue its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the old and new contractual rates. The Board concluded that, under the circumstance the expense ratio of the Large Cap Growth Fund was acceptable in light of the quality of services the Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that, under the present circumstance the Large Cap Growth Fund’s Management Fees were reasonable in light of the nature, extent and quality of the services provided to the fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered information regarding the profitability of the Manager and its affiliates and their relationship with Large Cap Growth Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         27

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Large Cap Growth Fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as was proposed with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, with implementation of new breakpoint proposed by the Manager, the Board concluded that the Manager’s sharing of current economies of scale with the Large Cap Growth Fund was reasonable at the present time.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s Management Agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At

28         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM funds after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         29

Board Approval of Management Agreement (unaudited) (continued)

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of the Fund’s shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

30         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to the Fund’s shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things,

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Fund, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or

32         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Fund’s Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund’s fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements,

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

the Board Members had received, among other things, a report from Lipper comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds, including the Fund. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

34         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by calling 1-800-725-6666.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow; The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); formerly, Group Vice President, Mergers & Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	183	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; formerly, Treasurer of certain mutual funds associated with CAM; formerly Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

36         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; formerly, Controller of certain mutual funds associated with CAM from (1999 to 2004)	N/A	N/A

Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of CAM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

Patrick Hughes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 2005	Director of CAM	N/A	N/A

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1995	Managing Director of CAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

38         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the investment manager or certain of its affiliates.

Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report         39

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement; and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the election of Directors at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	1,213,687.090	89,613.590	81,264.600	0

Election of Directors1

Nominees:	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Carol L. Colman	61,665,089.858	2,883,870.750	0	0
Daniel P. Cronin	61,677,361.213	2,871,599.395	0	0
Leslie H. Gelb	61,652,040.684	2,896,919.924	0	0
William R. Hutchinson	61,666,229.294	2,882,731.314	0	0
Dr. Riordan Roett	61,668,913.919	2,880,046.689	0	0
Jeswald W. Salacuse	61,660,499.914	2,888,460.694	0	0
R. Jay Gerken	61,647,571.624	2,901,388.984	0	0

[1]	Directors are elected by the shareholders of all of the funds in the series of the Company including the Fund.

40         Salomon Brothers Variable Large Cap Growth Fund 2005 Annual Report

Important Tax Information s (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005.

Record Date:	8/18/2005
Payable Date:	8/19/2005

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

Salomon Brothers Variable Large Cap Growth 2005 Annual Report         41

Salomon Brothers Variable Series Funds Inc

Large Cap Growth Fund

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer

and Treasurer

Alan J. Blake

Executive Vice President

James E. Craige, CFA

Executive Vice President

Robert Feitler

Executive Vice President

Vincent Gao, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Patrick Hughes

Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

Mark J. McAllister, CFA

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

OFFICERS (continued)

George J. Williamson

Executive Vice President

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC, Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Large Cap Growth Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2005 Legg Mason Investor

Services LLC

Member NASD, SIPC

06-9649

Salomon Brothers

Variable Series Funds Inc

Salomon Brothers

Variable Large Cap Growth Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

Salomon Brothers Asset Management

399 Park Avenue

New York, New York 10022

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,000 in 2004 and $155,500 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $26,285 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $25,200 in 2004 and $26,183 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Variable Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Variable Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Variable Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2006